Exhibit 10.22

RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE markforged, inc.
2013 Stock Option and Grant Plan

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Vesting Commencement Date:

Expiration Date:

Pursuant to the MarkForged, Inc. 2013 Stock Option and Grant Plan (the “Plan”), MarkForged, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.0001 per share, (the “Stock”) of the Company.

1.             General Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.             Vesting of Restricted Stock Units. The Restricted Stock Units are subject to both a time-based condition (the “Time Condition”) and performance-based vesting (the “Performance Vesting”) described in paragraphs (a) and (b) below, both of which must be satisfied prior to the Expiration Date before the Restricted Stock Units will be deemed vested and may be settled in accordance with Section 4 of this Agreement.

(a)           Time Condition. The Time Condition shall be satisfied as follows: 25% of the Restricted Stock Units shall satisfy the Time Condition on the first anniversary of the Vesting Commencement Date, subject to the Grantee maintaining a continuous Service Relationship through such date. Thereafter, the remaining 75% of the Restricted Stock Units shall satisfy the Time Condition in [12 equal quarterly installments][36 monthly installments], subject to the Grantee maintaining a continuous Service Relationship through each such date.

(b)           Performance Vesting. The Restricted Stock Units shall only satisfy the Performance Vesting upon consummation of the earlier to occur of (i) a Sale Event or (ii) a Public Listing (as defined below), in either case, on or prior to the Expiration Date, subject to the Grantee maintaining a continuous Service Relationship through the consummation of the Public Listing. For purposes hereof, the “Public Listing” shall mean the Company’s Initial Public Offering or any other transaction (including any merger with a special purpose acquisition vehicle) following which the Company’s securities (or any security in which the Company’s securities have been exchanged in connection with such transaction) are publicly traded.

(c)           Vesting Date. Each date as of which both the Time Condition and Performance Vesting described in paragraphs (a) and (b) have been satisfied with respect to any Restricted Stock Units shall be referred to as a “Vesting Date;” provided that, to the extent the Restricted Stock Units have not satisfied the Performance Vesting as of the Expiration Date, such Restricted Stock Units (whether or not such Restricted Stock Units shall have satisfied the Time Condition) shall expire and be of no further force or effect on the Expiration Date.

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.             Termination of Service Relationship. If the Grantee’s Service Relationship with the Company terminates for any reason (including death or disability) prior to the satisfaction of the Performance Vesting set forth in Section 2(b) above, any Restricted Stock Units (including any Restricted Stock Units that have satisfied the Time Condition as of such date) shall automatically and without notice terminate and be forfeited as of such date, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units. If the Grantee’s Service Relationship with the Company terminates for any reason (including death or disability) following the satisfaction of the Performance Condition set forth in Section 2(b) above, any Restricted Stock Units that have not satisfied the Time Condition as of the date of such termination shall expire and be of no further force or effect as of such date.

4.             Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5.             Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.             Restrictions on Transfer. All shares of Stock acquired under this Agreement upon settlement of Restricted Stock Units shall be subject to the transfer restrictions set forth in Section 9 of the Plan which include the Administrator’s authority to approve or disapprove of any transfer of Shares in its sole discretion.

7.             Grantee Representations. In connection with any issuance of shares of Stock upon settlement of Restricted Stock Units under this Agreement, the Grantee hereby represents and warrants to the Company as follows (to the extent applicable):

(i)            The Grantee is purchasing the shares of Stock for the Grantee’s own account for investment only, and not for resale or with a view to the distribution thereof.

(ii)           The Grantee has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the Grantee’s investment in the Company and has consulted with the Grantee’s own advisers with respect to the Grantee’s investment in the Company.

(iii)          The Grantee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv)          The Grantee can afford a complete loss of the value of the shares of Stock and is able to bear the economic risk of holding such shares of Stock for an indefinite period.

(v)           The Grantee understands that the shares of Stock are not registered under the Securities Act (it being understood that the shares of Stock are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof). The Grantee further acknowledges that certificates representing the shares of Stock will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated shares of Stock will include similar restrictive notations.

(vi)          The Grantee has read and understands the Plan and acknowledges and agrees that the shares of Stock are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(vii)         The Grantee understands and agrees that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(viii)        The Grantee understands and agrees that the Grantee may not sell or otherwise transfer or dispose of the shares of Stock for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

8.             Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required minimum tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due. In addition, the required tax withholding obligation may be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued upon settlement of the Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

9.             Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

10.           No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

11.           Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

12.           Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

13.           Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

14.           Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

15.           Dispute Resolution.

(a)           Except as provided below, any dispute arising out of or relating to the Plan or this Award, this Agreement, or the breach, termination or validity of the Plan, this Award or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Boston, Massachusetts.

(b)           The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c)           The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d)           Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

16.           Waiver of Statutory Information Rights. The Grantee understands and agrees that, but for the waiver made herein, the Grantee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Grantee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Grantee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Grantee under any other written agreement between the Grantee and the Company.

[SIGNATURE PAGE FOLLOWS]

MARKFORGED, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:	Grantee’s Signature

Grantee’s name and address:

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